Exhibit 99.1

2009 Citi Global Property CEO Conference www.inlandrealestate.com NYSE: IRC

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2008. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 Targets stable, demographically-strong Midwest markets 144 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 14.5 million square feet of leasable space under management in 10 states1 $1.8 billion in assets1 FOCUS & CORE STRENGTHS Market strength one of the largest shopping center REITs operating in Midwest2 Diverse national and local tenants necessity & value-based retail Incremental growth potential JVs + direct acquisitions + releasing + redevelopment Tenured team with dedicated real estate experience Source: Company filings. Data current as of 12/31/08 (1) Includes six non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.8B in assets based on full purchase price acquisition value. (2) Based on total of 121.5 million neighborhood, community and power center square feet in Chicago MSA as of 2008, as reported by REIS, Inc.

IRC TEAM

LEADERSHIP TEAM AVERAGES OVER 20 YEARS REAL ESTATE EXPERIENCE

Senior Team	***Inland Tenure***	***Background / Experience***
Thomas D'Arcy Non-executive chairman	3 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	Currently a principal in private firm Bayside Realty Partners; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	23 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	4 yrs. (15 yrs. at Great Lakes REIT)	Deep public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	21 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

IRC RETAIL PORTFOLIO Maintain Core Market Strength; Enhance Retail Platform # RETAIL TOTAL RETAIL % RETAIL PROPERTIES1 GLA (MM)1 PORTFOLIO Source: Company filings. Data current as of December 31, 2008. (1) Excludes non-retail properties and development JVs; includes retail properties in unconsolidated joint ventures at 100 percent. Chicago MSA (core market) 89 8.8 66% Minneapolis MSA (core market) 25 2.3 17% Other (non core markets) 24 2.4 17% 138 13.5 100%

MEDIAN 3-MILE INCOME MARKET DEMOGRAPHICS Peer Group Comparison IRC data source: Claritas 3-mile data as of Jan. 2009. IRC stats are a straight average of Claritas’ three-mile data for all stabilized IRC retail properties. Peer data source: Green Street Advisors, “Strip Center REITs: December ‘08 Update” (individual company profiles). IRC’s core markets characterized by strong demographics / high barriers to entry These traits enhance portfolio’s resiliency in an economic downturn 167.9 107.7 89.8 87.3 87.2 85.1 72.8 0 20 40 60 80 100 120 140 160 180 FRT KIM IRC WRI REG EQY DDR (In Thousands) $69.4 $69.0 $67.6 $66.3 $63.5 $56.5 $50.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 FRT IRC WRI KIM REG EQY DDR (In Thousands)

NATIONAL/REGIONAL/LOCAL RETAILERS: % S.F. 2 PORTFOLIO GLA BY PROPERTY TYPE 1 IRC PLATFORM In-Demand Assets & Diversified Tenant Base Top 3 tenants (SF) are market-leading grocers with long-term leases; comprise 13.3% of annual base rent No single tenant comprises more than 6.1% of annual base rent Data current as of 12/31/08; Source: Company and company filings (1) “Portfolio GLA by Property Type” is based on “total portfolio” (consolidated plus unconsolidated properties at 100 percent), excluding 5 non-retail IREX JV properties. (2) Tenants ranked by percentage of square footage of “total portfolio”; unoccupied space allocated to “Other National”, “Regional” and “Local” categories primarily based on historical tenancy. Portfolio primarily comprised of necessity & value retail Grocer/drug/discount-anchored centers comprise 64% of total retail square footage PetSmart 2% Kroger 2% Office Depot 1% Other National Retailers 38% Regional Retailers 6% Local Retailers 21% Other 7% Kmart 3% Roundy's 3% TJX Co. 3% Carmax 1% Best Buy 1% Dominick's Foods 5% Supervalu (Jewel/Cub) 7% Lifestyle 4% Power 34% Neighborhood/ Community 53% Single-tenant 9%

STABLE LEASE ROLLOVER Solid Underlying Cash Flows Top 10 retail tenants1: 24.5% of total base rents No more than 10.7% of annualized base rent scheduled to roll in each of the next 8 yrs.2 LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 Source: Company filings as of December 31, 2008 (1) Tenants ranked by percentage of annualized base rent of total portfolio (includes consolidated and unconsolidated properties at 100 percent). (2) Based on total portfolio (consolidated and unconsolidated properties at 100 percent). LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 8.3% 8.7% 9.5% 10.5% 10.7% 9.1% 5.1% 3.3% 7.1% 27.7% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018+

RENTAL RATE GROWTH Maximizing Releasing & Retenanting Opportunities Gains achieved via releasing and retenanting of existing vacant space at market rents 2008 tenant retention rate 75% 20.0% Increase 30.3% Increase 2007 2008 10.8% Increase 12.3% Increase Expiring Average Base Rent (PSF) New Average Base Rent (PSF) TOTAL PORTFOLIO RENT INCREASES: RELEASING & RETENANTING $11.47 $12.19 $12.70 $13.69 Renewals New Leases

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives Income Growth + Value Enhancement Completed Asset Improvement Initiatives 2008 9.9% $ 2.6MM GLA Expansion Direct Riverdale Commons, Coon Rapids, MN 2008 10.8% 1 $10.8MM Repositioning Direct Park Avenue Centre, Highland Park, IL 2008 21.0% 1 $ 1.2MM Outlot Addition NYSTRS JV Regal Showplace Outlots, Crystal Lake, IL 2008 15.9% 1 $ 0.9MM GLA Expansion NYSTRS JV Mapleview Plaza, Grayslake, IL 2007 35.3% $ 1.5MM Repositioning NYSTRS JV Tower Records, Schaumburg, IL $28.2MM $ 5.3MM $ 0.6MM $ 2.7MM $ 1.5MM $ 1.1MM Cost Direct Direct NYSTRS JV Direct Direct Ownership TOTAL: 2005 17.2% Repositioning Maple Park Place, Bolingbrook, IL 2005 63.0% Repositioning Party City, Oakbrook Terrace, IL 2006 9.7% GLA Expansion Greentree Center, Caledonia, WI 2006 13.0% GLA Expansion Mankato Heights, Mankato, MN 2007 15.3% Outlot Addition Burnsville Crossing Outlot, Burnsville, MN Year Completed ROI Value-Add Initiative Property Before: Tower Records After: REI Data current as of 12/31/08. 1) Projected ROI is pending lease up

2009 11.9% $ 1.0MM GLA Expansion Direct Park Place, St. Louis Park, MN In-Process Asset Improvement Initiatives $8.9MM $ 2.3MM $ 2.5MM $ 3.1MM Cost Direct Direct Direct Ownership TOTAL: 2010 13.6% Outlot Addition Plymouth Collection Outlots, Plymouth, MN 2010 13.0% Outlot Addition Edinburgh Festival Outlots, Brooklyn Park, MN 2009 10.2% Repositioning & Outlot Addition Salem Square, Countryside, IL Est. Completion ROI Value-Add Initiative Property GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives Income Growth + Value Enhancement

CRITICAL MASS HAS ITS BENEFITS

- ✓ Buying Power + Management Efficiencies
- ✓ Disciplined Cost Control
- ✓ Systemized Operations: *Due Diligence + Multi-Discipline Expertise*
- ✓ Property Tasks Centrally Managed: *Deep Market Knowledge → Swift Response to Tenant Needs*

G&A Expenses Lower Than Peer Group Median (% OF TOTAL REVENUE LTM 9/08)


4.2%
4.5%
5.1%
5.3%
6.3%
8.4%
9.8%
10.1%
10.3%
10.7%
Peer Group Median = 7.4%
WRI
KRG
FRT
CDR
IRC
DDR
KIM
REG
RPT
EQY

Source: SNL Financial. To facilitate comparisons across companies, SNL includes in "Total Revenue": rental revenues, tenant recoveries, other property income, property management income (IRC: fee income from unconsolidated JVs), partnership income (IRC: equity in earnings of unconsolidated JVs), franchise fees (IRC: N/A), interest income and other noninterest income.

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Inland Real Estate Corporation

ACQUISITIONS CRITERIA Well-Located Assets; Everyday Retail & High Credit Quality Tenants PROPERTY TARGETS Single Assets to Entire Portfolios Neighborhood & Community Retail Grocery & Discount Anchors Power Centers Triple-Net Single Tenant Properties (IREX JV) GEOGRAPHIC TARGETS Chicagoland Minneapolis-St. Paul Midwest Other

(1) As of 12/31/08; includes sold core properties and IREX JV acquisitions; acquisition value represents full purchase price, including potential earn-outs. (2) Includes properties acquired through unconsolidated joint ventures at 100 percent. ACQUISITION HISTORY 8.72% weighted average cap rate for assets acquired 1995 – 20081 No new acquisitions forecasted for 2009 Actual Acquisitions IRC Acquisition Cap Rate 2008 Acquisitions Goal ($100-$150 MM) PORTFOLIO ACQUISITION HISTORY1 $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(2) 2006(2) 2007(2) 2008(2) Acquisitions ($MM) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Wtd.Avg.Cap Rate

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Based, Asset Management and Development JV Strategies Retail Focus IRC Knowledge Value-enhancing High Quality Partners ‘Union of Expertise’ Long-term Asset Management Role

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Asset-Based Joint Venture New York State Teachers’ Retirement System (NYSTRS) JV: Formed 2004 to acquire up to $400MM in Midwest retail assets Increase income via fees: property management, leasing, acquisition services Approximately $2.0MM of fee income earned annually $320MM invested in Midwest retail to date Orland Park Place Orland Park, IL

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation (IREX) Joint Venture: Venture formed 9/06 to explore growth potential of 1031 exchange business “Union of Expertise” IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor IREX provides syndication expertise and access to large broker / dealer network IRC earns fee income; takes long-term asset management role 2007: Achieved 150% of IREX acquisitions goal of $100MM worth of assets 2 single-user retail properties (Best Buy, Rainbow Foods) aggregating 132,700 SF / $17.0MM acquisition value 2 retail centers (Delavan Crossing, Greenfield Commons) aggregating 93,200 SF / $15.6MM acquisition value 5 office properties (FMC Technologies, Apria Healthcare, AT&T call centers) aggregating 756,400 SF / $117.5MM acquisition value 2008: Achieved 180% of annual goal of $100MM worth of assets; pre-funded 2009 pipeline 43,000 SF Fox Run Square neighborhood retail center: $23.2MM 100% CLOSED 18,000 SF University of Phoenix building: $5.6MM ~42% CLOSED 840,000 SF Bank of America office buildings (4): $152.6MM 2 OFFERINGS, EACH ~30% CLOSED

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth JOINT VENTURE FEE INCOME GROWTH $2.5MM $4.3MM $5.6MM Total JV fee income compound annual growth rate nearly 50% (2006-2008) 2008 IREX JV fee income up 33% vs prior year Source: Company filings as of 12/31/08

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary: IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit Savannah Crossing North Aurora Town Centre Orchard Crossing

$ 70,000,000 64 Acres 450,000 sq ft Pine Tree Institutional Realty Lantern Commons Westfield (Indianapolis), IN $360,200,000 2 402 Acres 2,706,000 sq ft 1 TOTALS: $ 13,600,000 7 Acres 91,000 sq ft Pine Tree Institutional Realty Southshore Shopping Center Boise, ID $ 40,200,000 53 Acres 319,000 sq ft 11 Outlots Paradise Group Tuscany Village Clermont, FL $ 96,000,000 74 Acres 535,000 sq ft Tucker Development Corporation The Shops at Lakemoor Lakemoor, IL $ 26,100,000 32 acres (includes 12.6 acres sold) 258,000 sq ft Pine Tree Institutional Realty Orchard Crossing Ft. Wayne, IN $14,300,000 54 acres (includes 40 acres sold) 265,000 sq ft 4 Outlots TMK Development Savannah Crossing Aurora, IL $100,000,000 118 acres (includes 6.5 acres sold) 788,000 sq ft 24 outlots North American Real Estate (NARE) North Aurora Town Centre North Aurora, IL Est. Development Cost Size Partner Development JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Inland Venture Corporation (Taxable REIT Subsidiary): Development Partnerships Data current as of 12/31/08. Projected total square footage of developments, i.e., includes non-owned sq ft. Gross costs – net of proceeds from completed land sales; does not include proceeds from anticipated land sales.

 FFO/Share 4Q08 $0.26 Shares Outstanding 66.5MM FFO/Share 4Q07 $0.36 Debt3 $1.1B FFO/Share 2009E $1.20 - $1.351 Equity Capitalization $863MM FFO/Share 2008 $1.33 Total Capitalization $2.0B Annual Dividend $0.98/share Debt/Total Capitalization 56.8% Dividend Yield 11.8% @ $8.31/share2 EBITDA/Interest Expense 4Q08 2.8x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. Data as of December 31, 2008, except dividend yield and price per share, unless otherwise indicated. (1) Guidance provided in IRC’s fourth quarter and year 2008 results press release dated 2-12-09 (2) Closing stock price 2/25/09. (3) Includes proportionate share of unconsolidated joint venture debt.

IRC FINANCIAL SNAPSHOT Consistent historic growth, with 2008 reflecting impact of economic downturn One remaining 2009 maturity Currently negotiating early 2010 secured maturities & evaluating financing alternatives for remainder Source: Company filings and public disclosures (1) As of 2/12/09 (2) Includes $140.0 million term loan due September 2010. (3) Includes $85.0 million outstanding on line of credit facility as of 2/12/09 and $164.5 million of convertible notes at first put date. IRC Financial Highlights Debt Maturity Schedule (Consolidated) $MM $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2002 2003 2004 2005 2006 2007 2008 Total Assets ($MM) $0 $20 $40 $60 $80 $100 Funds from Operations ($MM) $7.4 $335.3 $349.5 $66.7 $3.2 $54.6 $11.7 $0 $50 $100 $150 $200 $250 $300 $350 $400 2009 (1) 2010 (2) 2011 (3) 2012 2013 2014 Thereafter

HISTORICAL FFO & DIVIDEND GROWTH Dividend growth of 40%1 FFO payout reduced to 74% from 109%2 IRC has raised dividend 13 times in last 14 years 160th consecutive monthly dividend paid February 2009 Sources: Company filings and SNL Financial Dividend growth of 40% based on initial $0.70 dividend paid in 1995. Inception through 2008. IRC GROWTH 1995 - 2008 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% FFO/Share ($) Dividend/Share ($) FFO Payout Ratio (%)

IRC TODAY Focus on Value and Necessity-Based Retail Asset Concentration in Demographically Strong Midwest Markets Aggressive Portfolio Management Incremental Growth Potential JVs + Redevelopment + Leasing / Releasing Tenured Team